                                                                    Exhibit 4-11

NORTHROP GRUMMAN LOGO                                               COMMON STOCK
PAR VALUE $1.00                                                           SHARES
INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE                ____________

                                                               CUSIP 666807 10 2
                                                                 SEE REVERSE FOR
                                                             CERTAIN DEFINITIONS

                                             THIS CERTIFICATE IS TRANSFERABLE IN
                                     CANTON, VA, JERSEY CITY, NJ OR NEW YORK, NY

                         NORTHROP GRUMMAN CORPORATION
THIS CERTIFIES THAT



IS THE RECORD HOLDER OF


            FULL-PAID AND NON-ASSESSABLE SHARES OF COMMON STOCK OF

Northrop Grumman Corporation transferable on the books of the Corporation by the holder hereof in person or by duly authorized Attorney upon surrender of this certificate properly endorsed. This certificate is not valid until countersigned by the Transfer Agent and registered by the Registrar.

     Witness the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.

Dated

COUNTERSIGNED AND REGISTERED:                  /s/ Kent Kresa
                                               ---------------------------------
Equiserve Trust Company, N.A.                           CHAIRMAN OF THE BOARD
Transfer Agent and Registrar

By _____________________________               /s/ John H. Mullan
            AUTHORIZED SIGNATURE               ---------------------------------
                                                                SECRETARY

                               [CORPORATE SEAL]

                           [REVERSE OF CERTIFICATE]

     The Corporation shall furnish without charge to each stockholder who so requests a statement of the powers, designations, preferences and relative, participating, optional or other special rights of each class of stock of the Corporation or series thereof and the qualifications, limitations or restrictions of such preferences and/or rights. Such requests shall be made to the Corporation's Secretary at the principal office of the Corporation.

     This certificate also evidences and entitles the holder hereof to certain rights as set forth in a Rights Agreement between Northrop Grumman Corporation and EquiServe Trust Company, N.A., dated as of January 31, 2001 (the "Rights Agreement"), the terms of which are hereby incorporated herein by reference and a copy of which is on file at the principal executive offices of Northrop Grumman Corporation. Under certain circumstances, as set forth in the Rights Agreement, such Rights will be evidenced by separate certificates and will no longer be evidenced by this certificate. Northrop Grumman Corporation will mail to the holder of this certificate a copy of the Rights Agreement without charge after receipt of a written request therefor from such holder. Under certain

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circumstances set forth in the Rights Agreement, Rights issued to, or held by, any Person who is, was or becomes an Acquiring Person or an Affiliate or Associate thereof (as defined in the Rights Agreement) and certain related persons, whether currently held by or on behalf of such Person or by any subsequent holder, may become null and void.

     The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM - as tenants                                                        UNIF GIFT MIN ACT - ......Custodian......
TEN ENT - as tenants by the entireties                                                          (Cust)         (Minor)
JT TEN -  as joint tenants with right of                                              under Uniform Gifts to Minors
          survivorship and not as tenants                                             Act..................
          in common                                                                             (State)

                                                                            UNIF TRF MIN ACT-
                                                                                   ..........Custodian (until age...)
                                                                                   (Cust)
                                                                                   ..........under Uniform Transfers
                                                                                   (Minor)
                                                                                   To Minors Act....................
                                                                                                          (State)

     Additional abbreviations may also be used though not in the above list.

FOR VALUE RECEIVED, _____________ hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER
       IDENTIFYING NUMBER OF ASSIGNEE
_______________________________________

_______________________________________

________________________________________________________________________________
(PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE, OF ASSIGNEE)

________________________________________________________________________________

________________________________________________________________________________

________________________________________________________________________ Shares
of the common stock represented by the within Certificate, and do hereby irrevocably constitute and appoint

____________________________________________________________________Attorney to
transfer the said stock on the books of the within named Corporation with full power of substitution in the premises.

Dated__________________                 X_______________________________________

                                        X_______________________________________

                               NOTICE: THE SIGNATURE TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME AS WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATEVER.

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SIGNATURE(S) GUARANTEED

By _________________________________________

THE SIGNATURES SHOULD BE GUARANTEED BY AN
ELIGIBLE GUARANTOR INSTITUTION (BANKS,
STOCKBROKERS, SAVINGS AND LOAN
ASSOCIATIONS AND CREDIT UNIONS WITH
MEMBERSHIP IN AN APPROVED SIGNATURE
GUARANTEE MEDALLION PROGRAM), PURSUANT TO
S.E.C. RULE 17Ad-15.

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